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                                                                  EXHIBIT 23.2
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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of IMPSAT Corporation on Form S-4 of our report on the consolidated financial statements of IMPSAT S.A. and its subsidiaries, dated February 23, 1996, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Summary Financial Data," "Selected Financial and Other Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE
Buenos Aires, Argentina

September 27, 1996